PROSPECTUS
                                                                     May 1, 1995
Lexington Worldwide
Emerging Markets Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
         Toll Free: Service-1-800-526-0056
24 Hour Account Information-1-800-526-0052


A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED IN, OR DOING BUSINESS IN, EMERGING COUNTRIES AND EMERGING MARKETS.
--------------------------------------------------------------------------------

        Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is a no-load open-end diversified management investment company. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. Investment in emerging country and emerging market equity securities involves certain risk considerations which are not normally involved in investment in securities of U.S. companies.

        Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

        This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated May 1, 1995 which provides a further discussion of certain matters in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call 1-800-526-0056 as noted above or write to the address listed above.

        Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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    Investors Should Read and Retain this Prospectus for Future Reference

                                  FEE TABLE

Annual Fund Operating Expenses: (as a percentage of average net assets)

Management fees .....................................................................................  1.00%
Other expenses ......................................................................................  0.65%
                                                                                                       -----
Total Fund Operating Expenses .......................................................................  1.65%
                                                                                                       =====

Example:                                                                1 year  3 years   5 years   10 years
                                                                        ------  -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period ..... $16.78   $52.03    $89.69    $195.45

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. Shareholder Servicing Agents acting as agents for their customers may provide administrative and recordkeeping services on behalf of the Fund. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) The Expenses and Example appearing in the table above are based on the Fund's expenses for the period from January 1, 1994 to December 31, 1994. The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

    The following Per Share Income and Capital Changes information for each of the years in the five year period ended December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.

--------------------------------------------------------------------------------
    Selected Per Share Data for a share outstanding throughout the period


                                                                       Year Ended December 31,
                                   -------------------------------------------------------------------------------------------------
                                   1994       1993      1992      1991      1990      1989      1988      1987      1986      1985
                                   ----       ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value, beginning of
 period ......................    $13.96      $8.66     $9.03     $8.56    $10.79     $8.72     $8.01    $11.80     $9.96     $7.98
                                  ------      -----     -----     -----    ------     -----     -----    ------     -----     -----
Income (loss) from investment
 operations:
 Net investment income .......     (0.01)      0.05      0.07      0.09      0.25      0.13      0.12      0.14      0.16      0.18
 Net realized and unrealized
  gain (loss) on investments .     (1.92)      5.43      0.27      1.97     (1.81)     2.32      0.71      0.12      1.88      1.92
                                  ------      -----     -----     -----    ------     -----     -----    ------     -----     -----
Total income (loss) from
 investment operations .......     (1.93)      5.48      0.34      2.06     (1.56)     2.45      0.83      0.26      2.04      2.10
                                  ------      -----     -----     -----    ------     -----     -----    ------     -----     -----
Less distributions:
 Dividends from net investment
  income .....................         -      (0.01)    (0.11)    (0.11)    (0.24)    (0.21)    (0.12)    (0.38)    (0.20)    (0.12)
 Distributions from capital
  gains ......................     (0.47)     (0.17)    (0.60)    (1.48)    (0.43)    (0.17)        -     (3.67)        -         -
 Distributions in excess of
  capital gains (Temporary
  book-tax difference) .......     (0.09)         -         -         -         -         -         -         -         -         -
                                  ------      -----     -----     -----    ------     -----     -----    ------     -----     -----
Total distributions ..........     (0.56)     (0.18)    (0.71)    (1.59)    (0.67)    (0.38)    (0.12)    (4.05)    (0.20)    (0.12)
                                  ------      -----     -----     -----    ------     -----     -----    ------     -----     -----
Net asset value, end of period    $11.47     $13.96     $8.66     $9.03     $8.56    $10.79     $8.72     $8.01    $11.80     $9.96
                                  ======     ======     =====     =====     =====    ======     =====     =====    ======     =====
Total return .................    (13.81%)    63.37%     3.77%    24.19%   (14.44%)   28.11%    10.36%     0.35%    20.73%    26.54%

Ratio to average net assets:
 Expenses ....................      1.65%      1.64%     1.89%     1.97%     1.42%     1.36%     1.33%     1.34%     1.32%     1.43%
 Net investment income .......     (0.06%)     0.21%     0.75%     0.79%     2.52%     1.18%     1.27%     1.26%     1.24%     2.00%
Portfolio turnover ...........     79.56%     38.35%    91.27%   112.03%    52.48%    59.07%    47.63%    83.21%    54.20%   151.24%
Net assets, end of period
  (000's omitted) ............  $288,581   $230,473   $30,021   $25,060   $22,192   $29,126   $26,389   $25,579   $29,862   $28,007
------------------------------------------------------------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund, a Maryland corporation, is an open-end, diversified management investment company. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets, as defined below.

    Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.

    The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in emerging country and emerging market equity securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants.) The Fund may also invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a "majority of the Fund's outstanding voting securities" which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

    Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country and emerging market equity securities in at least three countries outside of the United States. For purposes of its investment objective, the Fund considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in equity securities and equivalents traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by LMC based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market equity securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present. The Fund will maintain investments at all times in a minimum of three countries outside of the United States.

    Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, LMC currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by LMC and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. (See Appendix).

    The Fund's investments in emerging country equity securities are not subject to any maximum limit, and it is the intention of LMC to invest substantially all of the Fund's assets in emerging country and emerging market equity securities. However, to the extent that the Fund's assets are not invested in emerging country and emerging market equity securities, the remaining 35% of the assets may be invested in (i) other equity securities without regard to whether they qualify as emerging country or emerging market equity securities, (ii) debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be so invested in debt securities when LMC believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term growth of capital. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. All unrated debt securities purchased by the Fund will be comparable to, or the issuers of such unrated securities will have the capacity to meet its debt obligations comparable to those issuers of rated securities. In addition, for temporary defensive purposes, the Fund may invest less than 65% of its assets in emerging country and emerging market equity securities, in which case the Fund may invest in other equity securities or may invest in debt securities of the sort described under "Temporary Investments" below.

    The Fund intends to purchase and hold securities for long-term growth of capital and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced in a year. For the period ended December 31, 1994, the portfolio turnover rate for the Fund was 79.56%. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information. The operating expenses of the Fund can be expected to be greater than that of an investment company investing exclusively in United States securities.

Temporary Investments

    For temporary defensive purposes, the Fund may invest up to 100% of its total assets in money market securities, denominated in dollars or in the currency of any emerging country, issued by entities organized in the U.S. or any emerging country, such as: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of an emerging country, their agencies or instrumentalities; finance company and corporate commerical paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's Investors Service, Inc. or A or better by Standard & Poor's Corporation or, if unrated, of comparable quality as determined by LMC, obligations (including certificates of deposit, time deposits and banker's acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

    Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestments of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collaterized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

Certain Investment Methods-The Fund may from time to time engage in the following investment practices:

Settlement Transactions-The Fund may, for a fixed amount of United States dollars, enter into a foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

    To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging-When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that LMC expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by LMC. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70% of total Fund assets.

Forward Commitments--The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if LMC deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account. The Fund intends to limit such transactions to not more than 70% of total Fund assets.

    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

Risk Considerations

    Investments in emerging market and emerging country equity securities may involve risks and considerations not present in domestic investments. Since foreign securities generally are denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in the relationship of the United States dollar and other currency rates. The Fund may incur costs in connection with the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than United States companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable United States companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the 5 day customary settlement time for United States securities. Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization or foreign government restrictions or other adverse political, social or diplomatic developments that could affect investment in these nations. (See "Risk Considerations" in the Statement of Additional Information for further information.)

    Income from foreign securities held by the Fund may, and in some cases will be reduced by a withholding tax at the source or other foreign taxes. A shareholder of the Fund will, subject to certain restrictions, be entitled to claim a credit or deduction for United States Federal income tax purposes for the shareholder's pro rata share of such foreign taxes paid by the Fund. (See "Tax Matters.")

                           INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

    (1) The Fund shall not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (2) The Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction.

    (3) The Fund will not concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies.

    (4) The Fund shall not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

    The forgoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described below are non-fundam~ental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (2) The Fund shall not write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

    (3) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

                             MANAGEMENT OF THE FUND

    The Fund has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. Lexington Management Corporation ("LMC"), P.O. Box 1515 Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser of the Fund. For its investment management services to the Fund, under its current investment advisory agreement, LMC will receive a monthly fee at the annual rate of 1% of the Fund's average daily net assets which is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. For the year ended December 31, 1994, LMC earned $3,028,315 under the advisory agreement. Lexington Funds Distributor, Inc. ("LFD"), a registered broker-dealer is the Fund's distributor. LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC was established in 1938 and currently manages over $3.8 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent, Piedmont Management Company Inc. The clients pay fees which LMC considers comparable to the fee levels for similarly served clients.

    LMC and LFD are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities are the beneficial owners of a majority of the shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                                PORTFOLIO MANAGER

    The Fund is managed by an investment management team. Richard T. Saler, Senior Vice President, Director of International Investment Strategy of LMC, is the lead manager.

    Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has nine years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. Most recently he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler is a graduate of New York Univeristy with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                             HOW TO PURCHASE SHARES

Initial Investment-Minimum $1,000. By Mail: Send a check payable to Lexington Worldwide Emerging Markets Fund, Inc., along with a completed New Account
Application to State Street Bank and Trust Company (the "Agent"). Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Agent.

Subsequent Investments-Minimum $50. By Mail: Send a check payable to Lexington Worldwide Emerging Markets Fund, Inc., to the Agent, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Fund, account number and registration.

Broker-Dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and who have selling agreements with LFD. Broker-dealers who process such purchases and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

The Open Account: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares (see "Tax Matters"). Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payment can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund).

    On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Determination of Net Asset Value: The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at cost when it is determined by the Fund's Board of Directors that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by Management and approved in good faith by the Board of Directors.

    Generally, trading in foreign securities, as well as United States Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Board of Directors.

    For purposes of determining the net asset value per share of the Fund all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major bank.

Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

Shareholder Servicing Agents: The Fund may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account status, account history and purchase and redemption procedures; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchase or redeemed, the purchase or redemption price per share, and the amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.

                              HOW TO REDEEM SHARES

By Mail: Send to the Agent: (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

    Checks for redemption proceeds will normally be mailed within seven days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared.

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $10,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notary publics are not acceptable guarantors.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" above and in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 (except retirement plan accounts) and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their account up to the required minimum.

                              SHAREHOLDER SERVICES

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.

                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share, without sales charge, at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the fifth business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

LEXINGTON GLOBAL FUND, INC. (NASDAQ Symbol: LXGLX)/Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)/Seeks long term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ Symbol: LEXIX)/Seeks long term growth of capital through investment in common stocks of companies domiciled in foreign countries. Shares of the Fund are not presently available for sale in Vermont, Missouri or Wisconsin.

LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol: LEBDX)/Seeks high current income. Capital appreciation is a secondary objective.

LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)/Seeks long term capital growth and income through investment in an equal number of shares of the common stocks of a fixed list of American blue chip corporations.

LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)/Seeks capital appreciation over the long term through investments in stocks of large, ably managed and well financed companies.

LEXINGTON GOLDFUND, INC. (NASDAQ Symbol: LEXMX)/Seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold bullion and equity securities of companies engaged in mining or processing gold throughout the world. Shares are not presently available for sale in Wisconsin.

LEXINGTON CONVERTIBLE SECURITIES FUND (NASDAQ Symbol: CNCVX)/Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock. Shares of the Fund are not presently available for sale in Vermont.

LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)/Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates.

LEXINGTON MONEY  MARKET  TRUST  (NASDAQ  Symbol:  LMMXX)/Seeks  a high  level of current income consistent with preservation of capital and liquidity through investments in interest bearing short term money market securities.

LEXINGTON TAX FREE MONEY FUND, INC. (NASDAQ Symbol:  LTFXX)/Seeks current income exempt from Federal income taxes while maintaining liquidity and stability of principal through investment in short-term municipal securities.

LEXINGTON  SHORT-INTERMEDIATE  GOVERNMENT  SECURITIES FUND, INC. (NASDAQ Symbol:
       LSGXX)/Seeks current income as is consistent with preservation of capital by investing in a portfolio of U.S. Government securities.

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired. If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the fund being purchased. If, however, an account already exists in the fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account. Any exchange between funds is, in effect, a redemption of shares in one fund and a purchase in the other fund. Shareholders should consider the possible tax effects of an exchange.

TELEPHONE EXCHANGE PROVISIONS-Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the Purchase Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund upon 60 days' notice. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Salary Reduction Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to pay dividends annually from investment income if earned and as declared by its Board of Directors.

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income in December.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").

                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines changes in principal and dividends for the periods shown. Principal changes are based on the difference between the beginning and closing net asset value for the period and assumes reinvestment of dividends paid by the Fund. Dividends are comprised of net investment income and net realized capital gains, respectively.

    Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Standard & Poor's 500 Composite Stock Price Index and Morgan Stanley Capital International World Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to Federal income tax or the 4% excise tax.

    Distributions by the Fund of its net investment income (which includes certain foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for Federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income will consist primarily of dividends from foreign corporations and the Fund may have interest income and short-term capital gains, it is not expected that a significant portion of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

    Under certain circumstances, the Fund may elect to "pass-through" to its shareholders the income or other taxes paid by the Fund to foreign governments during the year. Each shareholder will be required to include his pro rata portion of these foreign taxes in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

    Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed-through", will be sent to shareholders promptly after the end of each year. Shareholders purchasing shares of the Fund just prior to the ex-dividend date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of Federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the Federal income tax consequences described above.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

    The Fund is an open-end, diversified management investment company and was organized as a corporation under the laws of the State of Maryland on January 22, 1969 under the name "Lexington Growth Fund, Inc." and adopted its present name on June 14, 1991, and has authorized capital of 120,000,000 shares of common stock, par value $1.00 of which 100,000,000 shares have been designated as Lexington Worldwide Emerging Markets Fund Series. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank N.A., 1211 Avenue of the Americas, New York, New York 10022 will act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company 225 Franklin Street, Boston, Massachusetts, 02110 will act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1995.

                                OTHER INFORMATION

    This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

                                    APPENDIX

    The countries which the Fund considers to represent emerging countries or countries with emerging markets are set forth below. Each country in which the Fund invests is subject to prior approval of the Fund's Board of Directors. The Fund may also invest in equity securities and equivalents traded in any market of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries.


ALGERIA       CYPRUS            HONG KONG      MALAYSIA     PHILIPPINES    TAIWAN
ARGENTINA     CZECH REPUBLIC    HUNGARY        MAURITIUS    POLAND         THAILAND
BANGLADESH    DOMINICAN         INDIA          MEXICO       PORTUGAL       TRINIDAD & TOBAGO
BOLIVIA        REPUBLIC         INDONESIA      MOROCCO      RUSSIA         TUNISIA
BOTSWANA      ECUADOR           ISRAEL         NICARAGUA    SINGAPORE      TURKEY
BRAZIL        EGYPT             IVORY COAST    NIGERIA      SLOVAKIA       URUGUAY
CHILE         FINLAND           JAMAICA        PAKISTAN     SOUTH AFRICA   VENEZUELA
CHINA         GHANA             JORDAN         PANAMA       SOUTH KOREA    ZAMBIA
COLOMBIA      GREECE            KENYA          PERU         SRI LANKA      ZIMBABWE
COSTA RICA

                                -----------------
                                L E X I N G T O N
                                -----------------



                                -----------------

                                    LEXINGTON

                                    WORLDWIDE
                                    EMERGING
                                     MARKETS
                                    FUND, INC.



                                  ------------

                            Worldwide diversification
                            Free telephone
                            exchange privilege
                            No sales charge
                            No redemption fee

                                  ------------


                               The Lexington Group
                                       of
                                     No-Load
                              Investment Companies


                                -----------------


                              P R O S P E C T U S
                                   MAY 1, 1995
                                  -------------



Investment Adviser
-----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
-----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
-----------------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Service: 1-800-526-0056
24 Hour Account Information: 1-800-526-0052





Table of Contents                                      Page
-----------------------------------------------------------

Fee Table .............................................   2
Financial Highlights ..................................   2
Investment Objective and Policies .....................   3
Investment Restrictions ...............................   5
Management of the Fund ................................   6
Portfolio Manager .....................................   7
How to Purchase Shares ................................   7
How to Redeem Shares ..................................   9
Shareholder Services ..................................   9
Exchange Privilege ....................................  10
Tax-Sheltered Retirement Plans ........................  11
Dividend Distribution and Reinvestment Policy .........  12
Performance Calculation ...............................  12
Tax Matters ...........................................  12
Organization and Description of Common Stock ..........  13
Custodian, Transfer Agent and
  Dividend Disbursing Agent ...........................  13
Counsel and Independent Auditors ......................  14
Other Information .....................................  14
Appendix ..............................................  14

            LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.

                  STATEMENT OF ADDITIONAL INFORMATION

                              MAY 1, 1995


     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus, of Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund"), dated May 1, 1995, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

        Shareholder Services Information:            1-800-526-0056
             24 Hour Account Information:            1-800-526-0052

     Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.



                           TABLE OF CONTENTS

General Information and History  . . . . . . . . . . . . . . . . . . .2
Investment Objectives and Policies . . . . . . . . . . . . . . . . . .2
Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . . .3
Investment Policy and Restrictions . . . . . . . . . . . . . . . . . .5
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Adviser, Distributor and Administrator. . . . . . . . . . .9
Portfolio Transactions and Brokerage Commissions . . . . . . . . . . 10
Tax-Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . 11
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . 12
Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Performance Calculation. . . . . . . . . . . . . . . . . . . . . . . 18
Shareholder Reports. . . . . . . . . . . . . . . . . . . . . . . . . 19
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . 20

                     GENERAL INFORMATION AND HISTORY

     The Fund was formerly named "Lexington Growth Fund, Inc.". At a meeting held on June 14, 1991, the shareholders of the Fund approved a change in the Fund's name to "Lexington Worldwide Emerging Markets Fund, Inc." in connection with a change in the Fund's fundamental investment objective which was also approved by the shareholders at that time.

                   INVESTMENT OBJECTIVE AND POLICIES

     For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies."

                      CERTAIN INVESTMENT METHODS

Settlement Transactions - When the Fund enters into contracts for the purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date in which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging - Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in the United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year).

The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by LMC. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of total Fund assets.

Forward Commitments - The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to make forward purchases exceed 70% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

                          RISK CONSIDERATIONS

Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.


Foreign Currency Considerations

     The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

     Some emerging countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Emerging Country and Emerging Market Securities Markets

     Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.


Economic and Political Risks

     The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.


                  INVESTMENT POLICY AND RESTRICTIONS


     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     a. the Fund will not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     b. The Fund shall not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     c. The Fund shall not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     d. The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     e. The Fund shall not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     f. The Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction.

     g. The Fund will not concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies.

     h. The Fund shall not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

In addition to the above fundamental restrictions, the Fund has undertaken the following non- fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

          i. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

          ii. The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

          iii. The Fund will not purchase any securities on margin or make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

          iv. The Fund shall not buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser or distributor as principal.

          v. The Fund shall not contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund.

          vi. The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

          vii. The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

          viii. The Fund will not invest for the purpose of exercising control over or management of any company.

          ix. The Fund shall not write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

          x. The Fund will invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

          xi. The Fund will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                        MANAGEMENT OF THE FUND

     The Directors and executive officers of the Fund and their principal occupations are set forth below:

*+ROBERT M. DEMICHELE, President and Chairman of the Board.  P.O. Box 1515,
     Saddle Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., President and Director, Piedmont Management Company Inc.; Director, Reinsurance Corporation of New York; Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National Corporation; Director, The Navigator's Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers); Trustee, Smith Richardson Foundation.
 +BEVERLEY C. DUER, Director, 340 East 72nd Street, New York, N.Y. 10021.
     Private Investor. Formerly, Manager of Operations Research
     Department, CPC International, Inc.
*+BARBARA R. EVANS, Director.  5 Fernwood Road, Summit, N.J. 07901.
     Private Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President - Institutional Equity Sales, L.F. Rothchild, Unterberg, Towbin.
*+LAWRENCE KANTOR, Vice President and Director.  P.O. Bx 1515, Saddle
     Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President, General Manager and Director, Lexington Funds Distributor, Inc.
 +DONALD B. MILLER, Director.  10725 Quail Covey Road, Boynton Beach,
     Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).
 +FRANCIS OLMSTED, Director.  50 Van Hooten Court, San Anselmo,CA 94960.
     Private Investor; formerly, Manager - Commercial Development (West Coast) Essex Chemical Corporation, Clifton, New Jersey (chemical manufacturers).
 +JOHN G. PRESTON, Director.  3 Woodfield Road, Wellesley, Massachusetts
     02181.  Associate Professor of Finance, Boston College, Boston,
     Massachusetts.
 +MARGARET RUSSELL. Director.  55 North Mountain Avenue, Montclair, N.J.
     07042. Private Investor; formerly, Community Affairs Director, Union Camp Corporation.
 +PHILIP C. SMITH, Director.  87 Lord's Highway, Weston, Connecticut 06883.
     Private Investor; Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc. and Investors Cash Reserve and Plimony Fund, Inc. (registered investment companies).
 +FRANCIS A. SUNDERLAND, Director.  309 Quito Place, Castle Pines, Castle
     Rock, Colorado 80104.  Private Investor.
*+RICHARD T. SALER, Vice President and Portfolio Manager.  P.O. Box 1515,
     Saddle Brook, N.J. 07663. Senior Vice President, Director of International Equity Investment Strategy, Lexington Management Corporation. Prior to July 1992, Securities Analyst, Nomura Securities, Inc. Prior to November 1991, Vice President, Lexington Management Corporation.
*+LISA CURCIO, Vice President and Secretary.  P.O. Box 1515, Saddle Brook,
     N.J. 07663 Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.
*+RICHARD M. HISEY, Vice President and Treasurer. P.O. Box 1515, Saddle
     Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.
*+RICHARD J. LAVERY, CLU ChFC, Vice President.  P.O. Box 1515, Saddle
     Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.
*+JANICE A. CARNICELLI, Vice President. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+CHRISTIE CARR, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663.  Prior to October 1992, Senior Accountant, KPMG Peat Marwick
     LLP.
*+SIOBHAN GILFILLAN, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+THOMAS LUEHS, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to November, 1993, Supervisor Investment Accounting, Alliance Capital Management, Inc.
*+SHERI MOSCA, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to September 1990, Fund Accounting Manager, Lexington Group of Investment Companies.

*+ANDREW PETRUSKI, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to May 1994, Supervising Senior Accountant, NY Life Securities. Prior to December 1990, Senior Accountant, Dreyfus Corporation.
*+PETER CORNIOTES, Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Assistant Secretary, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.
*+ENRIQUE J. FAUST, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.

* "Interested person" and/or "Affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

+ Messrs. Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Luehs, Miller, Olmsted, Petruski, Preston, Saler, Smith, and Sunderland and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca and Russell hold similar offices with some or all of the other investment companies advised and/or distributed by LMC and LFD.

     Directors not employed by the Fund or its affiliates receive an annual fee of $600 and a fee of $150 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. For the fiscal year ended December 31, 1994, an aggregate of $10,879 in fees and expenses was paid to seven Directors not employed by the Fund's affiliates. The Board does not have any audit, nominating or compensation committees.


                       Aggregate        Total Compensation         Number of
Name of Director   Compensation From         From Fund         Directorships in
                         Fund            and Fund Complex        Fund Complex
----------------   -----------------    ------------------     ----------------

Robert M. DeMichele         0                  $0                    15

Beverley C. Duer          $1350             $20,250                  15

Barbara R. Evans            0                   0                    14

Lawrence Kantor             0                   0                    15

Donald B. Miller          $1350             $20,250                  14

Francis Olmsted           $1350             $18,900                  13

John G. Preston           $1350             $20,250                  14

Margaret Russell          $1350             $18,900                  13

Philip C. Smith           $1350             $20,250                  14

Francis A. Sunderland     $1200             $16,800                  13



           INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated December 5, 1994, (the "Advisory Agreement"). LFD is the distributor of Fund shares pursuant to a Distribution Agreement dated December 4, 1990 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or

"interested persons" of any such party) on December 5, 1994. LMC makes recommendations to the Fund with respect to its investments and investment policies. LMC is paid an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. Advisory fees paid to LMC by the Fund for the last three fiscal years are as follows: December 31, 1992, $277,756 ; December 31, 1993, $563,193 and December 31, 1994,
$3,028,315.

     LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitation would require LMC to reduce its fee so that ordinary expense (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     The Advisory Agreement and the Distribution Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees for any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC and LFD are wholly owned subsidiaries of Piedmont Management Company Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, Petruski and Saler and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof. As of February 23, 1995, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the capital stock of the Fund.


           PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed. However, pursuant to the Fund's investment advisory agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transactions or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone; nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Brokerage commissions paid for each of the last three fiscal years were: 1992, $201,739; 1993, $958,179 and 1994, $2,815,460. The portfolio turnover rate for the last three fiscal years was: 1992, 91.27%; 1993, 38.35% and 1994, 79.56%.


                    TAX-SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contracting the Shareholder Services Department of the Distributor at 1-800-526-0056.

INDIVIDUAL RETIREMENT ACCOUNT (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,250 for spousal IRAs) annual deductible IRA contribution. For adjusted gross incomes above $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contributions pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by the investment adviser, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

                   DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is normally determined at 4:00 p.m. New York time on each Fund "business day" which is any day on which the New York Stock Exchange is open for business. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                              TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

     The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Under recently proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. With regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund.
If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.
No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S.
trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                        PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

      n
P(1+T)  = ERV

Where:    P  = a hypothetical initial payment of $1,000

          T  = average annual total return

          n  = number of years (1, 5 or 10)

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

        Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 or 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

        The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Composite Stock Price Index, Morgan Stanley Capital International World Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


        In June 1991, shareholders approved a change in the Fund's investment objective. Previously, the Fund was managed as a domestic growth fund. Accordingly, the performance data represents total return under both objectives. The Lexington Worldwide Emerging Markets Fund, Inc.'s total return for the one, five and ten year period ended December 31, 1994 is as follows:

                                               Average Annual
               Period                           Total Return
               ------                          -------------
    1 year  ended December 31, 1994                -13.81%
    5 years ended December 31, 1994                  9.20%
   10 years ended December 31, 1994                 12.90%



                          SHAREHOLDER REPORTS

     Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund Inc. as of December 31, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 6, 1995

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994

   Number of                                                                                        Value
    Shares                                  Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------



                  COMMON STOCKS: 71.4%
                  Argentina: 2.7%

    803,960       Commercial Del Plata .......................................................  $  2,050,098
    269,600       YPF Sociedad Anonima (ADR) .................................................     5,762,700
                                                                                                ------------
                                                                                                   7,812,798
                                                                                                ------------

                  AUSTRlA: 0.7%
     25,000       Bank Austria Staemme .......................................................     2,040,348
                                                                                                ------------

                  BRAZIL: 6.6%
  8,900,000       Acesita (Preferred shares) .................................................       757,446
    150,000       Aracruz Celulose (ADR) .....................................................     1,912,500
     81,000       Companhia Vale (ADR) (Preferred shares) ....................................     3,857,625
 36,000,000       Compania Energetica de Minas Gerais ........................................     3,276,595
 37,964,198       Compania Siderurgica Nacional ..............................................     1,294,641
  4,800,000       Coteminas (Preferred shares) ...............................................     1,645,390
  1,969,000       Electrobras (Preferred shares) .............................................       695,899
  1,200,000       Iochpe Maxion S.A. (Preferred shares) ......................................       836,879
     80,000       Multibras (Preferred shares) ...............................................       104,964
 4,600 ,000       Petrobras (Preferred shares) ...............................................       581,742
 13,705,480       Telebras (Preferred shares) ................................................       613,992
 18,480,000       Telesp (Preferred shares) ..................................................     2,632,198
532,800,000       Usiminas (Preferred shares) ................................................       724,255
                                                                                                ------------
                                                                                                  18,934,126
                                                                                                ------------

                  CHILE: 5.6%
     91,000       Banco O'Higgins (ADR) ......................................................     1,558,375
    104,200       Compania Cervecerias Unidas (ADR) ..........................................     2,605,000
     33,700       Compania de Telefonos de Chile (ADR) .......................................     2,653,875
    136,800       Madeco S.A. (ADR) ..........................................................     3,625,200
    216,900       Maderas y Sinteticos (ADR) .................................................     5,530,950
      6,100       Vina Concha y Toro (ADR) ...................................................       100,650
                                                                                                ------------
                                                                                                  16,074,050
                                                                                                ------------

                  CZECH REPUBLIC: 0.6%
      2,700       Fatra ......................................................................       246,106
      9,568       IPS Praha ..................................................................       653,672
     15,000       Komercni Banka .............................................................       764,601
                                                                                                ------------
                                                                                                   1,664,379
                                                                                                ------------

                  GREECE: 2.5%
     32,500       A.E.G.E.K. .................................................................       609,629
     86,100       Delta Dairy (Preferred Shares) .............................................     1,536,090
     33,000       ETVA Leasing S.A. ..........................................................       667,152
    150,000       Michaniki ..................................................................     2,310,337
     75,000       Titan Cement ...............................................................     2,204,043
                                                                                                ------------
                                                                                                   7,327,251
                                                                                                ------------

                  HUNGARY: 0.1%
     20,000       Fotex Rt (ADR)** ...........................................................       315,000
                                                                                                ------------


                                       21



Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994 (continued)

   Number of                                                                                        Value
    Shares                                  Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------


                  INDONESIA: 5.0%
  1,235,000       Argha Karya Prima Industries ...............................................  $  1,292,899
  1,297,000       Astra International ........................................................     2,479,472
    169,000       Bank Niaga .................................................................       669,230
    656,100       Lippo Bank .................................................................     1,015,357
  1,632,500       Sampoerna ..................................................................     8,025,034
     35,000       Tripolyta (ADR) ............................................................       855,312
                                                                                                ------------
                                                                                                  14,337,304
                                                                                                ------------
                  ISRAEL: 1.8%
    341,000      *First Israel Fund, Inc. ....................................................     3,410,000
     13,020       Koor .......................................................................       997,170
     38,000       Teva Pharmaceutical Industries (ADR) .......................................       921,500
                                                                                                ------------
                                                                                                   5,328,670
                                                                                                ------------
                  KOREA: 1.9%
    100,000       Cho Hung Bank ..............................................................     1,484,018
     13,404       Kia Motors (ADR)** .........................................................       244,623
     18,000       Korea Long Term Credit Bank ................................................       559,360
      3,382      *Korea Long Term Credit Bank Rights .........................................       105,097
      8,364       Lucky Securities ...........................................................       207,933
     14,555       Orion Electric Company .....................................................       430,151
     10,000       Shinyoung Security Company .................................................       300,608
     26,062       Sungshin Cement ............................................................     1,190,045
      7,000       Taeyoung Corporation .......................................................       578,006
     11,201       Taihan Electric Wire Company ...............................................       397,803
                                                                                                ------------
                                                                                                   5,497,644
                                                                                                ------------
                  MALAYSIA: 6.1%
    178,000       Aokam Perdana Bhd ..........................................................     1,102,037
    980,000       Berjaya Singer Bhd .........................................................     1,075,235
    375,000       Cycle and Carriage Bhd .....................................................     1,359,228
    220,000       Genting Berhad .............................................................     1,887,931
    545,000       Perusahaan Otomobl .........................................................     1,986,089
  1,207,000       Resorts World Bhd ..........................................................     7,094,435
    459,000       Telekom Malaysia ...........................................................     3,111,559
                                                                                                ------------
                                                                                                  17,616,514
                                                                                                ------------
                  MEXICO: 9.0%
    129,800       Consorcio G Grupo Dina (ADR) ...............................................     1,233,100
     50,000       Desc Sociedad de Fomento Industrial, S.A. de C.V. "A" ......................       217,821
    569,000       Desc Sociedad de Fomento Industrial, S.A. de C.V. "B" ......................     2,816,831
      5,000       Desc Sociedad de Fomento Industrial, S.A. de C.V. "C" ......................        27,623
     38,800       Empresas ICA Sociedad Company (ADR) ........................................       601,400
    200,000       Grupo Finanaciero Banamex "B" ..............................................       554,455
    743,000       Grupo Finanaciero Banamex "C" ..............................................     2,103,940
     10,000       Grupo Finanaciero Banamex "L" ..............................................        27,762
  3,635,000       Grupo Finanaciero Bancomer "C" .............................................     2,101,821
     40,000       Grupo Mexicano "B" (ADR) ...................................................       305,000
     80,374       Grupo Mexicano "L" (ADR) ...................................................       713,319
    564,000       Grupo Sidek S.A. de C.V. "B2" ..............................................     1,217,346
     55,200       Grupo Simec S.A. de C.V. (ADR) .............................................       834,900
     18,400       Hylsamex S.A. de C.V. (ADR)** ..............................................       301,300
    147,100       Telefonos de Mexico S.A. de C.V. (ADR) .....................................     6,031,100
    303,400       Transportacion Maritima Mexicana S.A. "L" (ADR) ............................     2,313,425
     74,400       Tubos de Acero de Mexico S.A. (ADR) ........................................       348,750
    305,000       Vitro Sociedad Anonima (ADR) ...............................................     4,270,000
                                                                                                ------------
                                                                                                  26,019,893
                                                                                                ------------

                                       22


Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994 (continued)

   Number of                                                                                        Value
    Shares                                  Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------



                  PHILIPPINES: 3.3%
  1,405,000       Ayala Land Inc."B" .........................................................  $  2,206,198
    420,000       Bacnotan Cement ............................................................       572,727
  3,659,720       International Container Terminal Service ...................................     3,024,561
  4,500,000       J.G. Summit "B" ............................................................     1,654,958
  3,000,000       Universal Robina Corporation ...............................................     2,169,421
                                                                                                ------------
                                                                                                   9,627,865
                                                                                                ------------
                  POLAND: 2.7%
     26,242       Bank Slaski ................................................................     1,217,301
     30,678       Elektrim ...................................................................     1,372,701
    323,100       Polifarb S.A. ..............................................................     1,458,990
    148,400       Universal S.A. .............................................................       700,574
     25,000       Wedel S.A. .................................................................     1,621,510
     22,000       Zywiec .....................................................................     1,449,507
                                                                                                ------------
                                                                                                   7,820,583
                                                                                                ------------
                  PORTUGAL: 0.5%
     81,571       Banco Portugues Do Atlantico ...............................................     1,032,206
     23,650       Banco Totta e Ascores ......................................................       529,522
                                                                                                ------------
                                                                                                   1,561,728
                                                                                                ------------
                  SINGAPORE: 6.7%
    900,000       Hitachi Zosen Ltd. .........................................................       796,842
     40,000      *Hong Leong Finance Ltd. Warrants ...........................................        43,925
  1,588,000       Jurong Cement Ltd. .........................................................     5,035,387
    158,000       Jurong Engineering Ltd. ....................................................     1,084,420
    490,000       Keppel Corporation Ltd. ....................................................     4,170,212
  2,016,000       Neptune Orient Lines Ltd. ..................................................     2,767,330
    200,000       Overseas Union Bank ........................................................     1,166,781
  1,110,000       Pacific Carriers Ltd. ......................................................     1,074,193
    443,000       Sembawang Corporation Ltd. .................................................     3,314,138
                                                                                                ------------
                                                                                                  19,453,228
                                                                                                ------------
                  SOUTH AFRlCA: 10.1%
     72,000       Anglo American Corporation (ADR) ...........................................     4,144,500
    261,800       Barlow Rand (ADR) ..........................................................     2,339,837
    127,000       Engen Ltd. .................................................................     1,188,084
    255,400       Johannesburg Consolidated Investments, Ltd. (ADR) ..........................     6,549,452
    184,100       Liberty Life (ADR) .........................................................     4,464,425
    219,000       Rustenburg Platinum Ltd. (ADR) .............................................     6,019,061
    310,300       Samancor Ltd. (ADR) ........................................................     4,340,321
                                                                                                ------------
                                                                                                  29,045,680
                                                                                                ------------
                  TAIWAN: 1.4%
    143,700      *Taiwan Fund Inc. ...........................................................     4,149,337
                                                                                                ------------
                  THAILAND: 1.7%
      2,700       C.P. Feedmill ..............................................................        18,290
     95,000       Nation Publishing Group Company, Ltd. ......................................       170,352
     88,000       Saha Pathanapibul Company ..................................................       231,440
     54,000       Siam Cement Company, Ltd. ..................................................     3,236,341
     75,000       Siam City Cement Company, Ltd. .............................................     1,279,139
                                                                                                ------------
                                                                                                   4,935,562
                                                                                                ------------

                                       23


Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994 (continued)

   Number of                                                                                        Value
    Shares                                  Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------


                  UNITED KINGDOM: 1.5%
    864,000       Antofagasta Holdings Plc ...................................................  $  4,262,069
                                                                                                ------------

                  URUGUAY: 0.1%
     11,000           Banco Commercial GDR** .................................................       154,000
                                                                                                ------------

                  VENEZUELA: 0.8%
    342,000      *Cermanic Carobobo (ADR) ....................................................       427,500
    121,900      *Mantex (ADR) ...............................................................       883,773
    112,000      *Mavesa (ADR) ...............................................................       476,000
     90,667      *Mavesa (ADR)** .............................................................       385,334
                                                                                                ------------
                                                                                                   2,172,607
                                                                                                ------------
                  TOTAL COMMON STOCKS (cost $225,897,007) ....................................   206,150,636
                                                                                                ------------

                  CONVERTIBLE DEBENTURES: 0.9%
 $1,300,000       Formosa Chemicals 1.75%, 7/19/2001** .......................................     1,251,250
  1,300,000       Nan Ya Plastics 1.75%, 7/19/2001** .........................................     1,202,500
                                                                                                ------------
                  TOTAL CONVERTIBLE DEBENTURES (cost $2,600,000) .............................     2,453,750
                                                                                                ------------

                  SHORT-TERM INVESTMENTS: 24.4%
  8,000,000       Federal Farm Credit Bank. 6.00%, 02/08/95 ..................................     7,952,000
  4,000,000       Federal Home Loan Bank, 5.75%, 01/03/95 ....................................     3,998,740
 14,000,000       Federal National Mortgage Association 5.88%, 01/04/95-01/19/95 .............    13,978,113
 44,900,000       U.S. Treasury Bills, 4.88-5.58% due: 01/19/95-03/30/95 .....................    44,460,023
                                                                                                ------------
                  TOTAL SHORT-TERM INVESTMENTS (cost $70,388,876) ............................    70,388,876
                                                                                                ------------

                  TOTAL INVESTMENTS: 96.7% (cost $298,885,883\'86) (Note 1) ..................   278,993,262
                  Other assets in excess of liabilities: 3.3% ................................     9,587,927
                                                                                                ------------

                  TOTAL NET ASSETS: 100.0% (equivalent to $11.47 per share
                    on 25,165,424 shares outstanding) ........................................  $288,581,189
                                                                                                ============


At December 31, 1994, the composition of the Fund's net assets by industry concentration was as follows:

Left Col.

Banking/Financial Services ..............   8.0%
Capital Equipment .......................   2.4
Consumer (Durables) .....................   2.5
Consumer (Non-Durables) .................   4.9
Electrical & Electronics ................   0.1
Energy Sources/Utility ..................   5.7
Health Care .............................   0.3
Materials ...............................  20.3


Right Col.

Merchandising ...........................   0.2%
Multi-Industry ..........................  12.4
Real Estate .............................   0.8
Services ................................   9.5
Telecommunications ......................   5.2
U.S. Government Obligations .............  24.4
Other assets in excess of liabilities ...   3.3
                                          -----
         Net Assets                       100.0%
                                          =====


ADR-American Depository Receipt.
(D)Aggregate cost for Federal income tax purposes is identical.
  *Non-income producing securities.
 **Restricted securities.



    The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Portfolio Changes
Six months ended December 31, 1994 (unaudited)

Col. 1

Additions
  Acesita (Preferred shares)
  Anglo American Corporation (ADR)
  Ayala Land Inc. "B"
  Bacnotan Cement
  Banco Commercial GDR
  Banco O'Higgins (ADR)
  Bank Slaski
  Compania Energatica de Minas Gerais
  Compania Siderurgica Nacional
  Coteminas (Preferred shares)
  Cycle and Carriage Bhd
  C.P. Feedmill
  Electrobas (Preferred shares)
  Elektrim
  Engen Ltd.
  Formosa Chemicals
  Genting Berhad
  Hitachi Zosen Ltd.
  Hylsamex S.A. de C.V. (ADR)
  lochpe Maxion S.A. (Preferred shares)
  Jurong Engineering Ltd.
  J.G. Summit "B"
  Koor
  Multibras (Preferred shares)
  Nan Ya Plastics
  Neptune Orient Lines Ltd.
  Overseas Union Bank
  Pacific Carriers Ltd.
  Petrobas (Preferred shares)
  Polifarb S.A.
  Siam City Cement Company, Ltd.
  Telebras (Preferred shares)
  Telesp (Preferred shares)
  Teva Pharmaceutical Industries (ADR)
  Tripolyta (ADR)
  Tubos de Acero de Mexico S.A. (ADR)
  Universal Robina Corporation
  Universal S.A.
  Usiminas (Preferred shares)
  Vina Concha y Toro (ADR)
  Wedel S.A.
  Zywiec


Co. 2

Increases in Holdings
  Astra International
  Comercial Del Plata
  Grupo Financiero Banamex "C"
  Grupo Financiero Bancomer "C"
  Grupo Mexicano "L" (ADR)
  International Container
    Terminal Service
  Keppel Corporation
  Kia Motors (ADR)
  Lippo Bank
  Mantex (ADR)
  Michaniki
  Orion Electric Company
  Perusahaan Otombl
  Rustenburg Platinum Ltd. (ADR)
  Sampoerna

Deletions
  Banco Comercial Portugues
  Banco Galicia
  Bank Bali
  Bank International Indonesia
  Cemex "B"
  Cerebos Pacific Ltd.
  Chilectra S.A. (ADR)
  Cifra "C"
  Cimentas
  Commerce Assets Holdings
  Ege Seramik
  Empresas La Moderne (ADR)
  FEMSA "B"
  First Capital Corporation Ltd.
  Fraser & Neave Ltd.
  Freeport McMoran Copper & Gold
  Grupo Casa Autrey (ADR)
  Grupo Industrial Bimbo S. A.
    de C. V. Class "A"
  Indah Kiat Paper & Pulp
  Izimir Demir Celik
  Kimberly Clark "A"
  Kordska
  Land & House Public Company, Ltd.


Co. 3

Deletions (continued)
  Manila Electric Company "B"
  Nestle Malaysia Bhd
  Perez Companc
  Radio Marconi (P Shares)
  San Miguel "B"
  Shinsegae Department Store Company
  Sime Darby Bhd
  Singapore Airlines Ltd
  South African Breweries (ADR)
  Standard Chartered Bank Plc
  Sungei Way Holdings
  Tat Konservecili
  Telefonica de Argentina (ADR)
  Tjiwi Kimia
  Ttolmex S.A. de C.V. "B2"
  Unicer

Decreases in Holdings
  Aokam Perdana Bhd
  Aracruz Celulose (ADR)
  Argha Karya Prima Industries
  Delta Dairy (Preferred shares)
  Empresas ICA Sociedad
    Company (ADR)
  Fotex Rt (ADR)
  Grupo Sidek S.A. de C.V. "B2"
  Jurong Cement Ltd.
  Saha Pathanapibul Company
  Samancor Ltd. (ADR)
  Sembawang Corporation, Ltd.
  Siam Cement Company, Ltd.
  Telekom Malaysia

Purchased and Sold Same Period
  Advanced Info
  Buenos Aires Embotellado (ADR)
  Inchcape
  Technology Resources Industries
  Telefonica Argentina
  Teenage National
  Van Der Horst

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1994



Assets
Investments in securities, at value (cost $298,885,883) (Note 1) ...............................  $278,993,262
Cash ...........................................................................................     2,481,094
Foreign currencies, at value (cost $480,818) ...................................................       481,829
Receivable for investment securities sold ......................................................     8,871,629
Receivable for shares sold .....................................................................     2,158,869
Dividends receivable ...........................................................................       175,519
Foreign taxes recoverable ......................................................................        19,572
                                                                                                  ------------
        Total Assets                                                                               293,181,774
                                                                                                  ------------

Liabilities
Due to Lexington Management Corporation (Note 2) ...............................................       258,092
Payable for shares redeemed ....................................................................     2,690,915
Payable for investment securities purchased ....................................................       339,135
Accrued expenses ...............................................................................       183,938
Distributions Payable ..........................................................................     1,128,505
                                                                                                  ------------
        Total Liabilities ......................................................................     4,600,585
                                                                                                  ------------

Net Assets (equivalent to $11.47 per share
  on 25,165,424 shares outstanding) (Note 3) ...................................................  $288,581,189
                                                                                                  ------------

Net Assets consist of:
Capital stock-authorized 100,000,000 shares, $1.00 par value per share .........................  $ 25,165,424
Additional paid-in capital (Note 1) ............................................................   285,599,534
Distributions in excess of net realized gains on investments and foreign currency holdings
  (Note 1) .....................................................................................    (2,292,026)
Net unrealized depreciation of investments and foreign currency holdings .......................   (19,891,743)
                                                                                                  ------------
                                                                                                  $288,581,189
                                                                                                  ============


   The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Operations
Year ended December 31, 1994



Investment Income
Income
   Dividends ............................................................   $ 4,342,724
   Interest .............................................................     1,479,656
                                                                            -----------
                                                                              5,822,380
   Less: Foreign tax expense ............................................       990,843
                                                                            -----------
      Total investment income ...........................................                      4,831,537

Expenses
   Investment advisory fee (Note 2) .....................................     3,028,315
   Accounting and shareholder services expense (Note 2) .................       394,933
   Custodian and transfer agent expenses ................................     1,190,084
   Printing and mailing .................................................       117,524
   Directors' fees and expenses .........................................        10,879
   Audit and Legal ......................................................        37,194
   Registration fees ....................................................       105,637
   Computer processing fees .............................................        14,864
   Other expenses .......................................................       106,944
                                                                            -----------
      Total expenses ....................................................                      5,006,374
                                                                                             -----------
        Net investment loss .............................................                       (174,837)

Realized and Unrealized Gain (Loss) on Investments (Note 4)
   Realized gain from investments and foreign currency transactions
     (excluding short-term securities):
      Proceeds from sales ...............................................   210,947,635
      Cost of securities sold ...........................................   199,475,368
                                                                            -----------
        Net realized gain ...............................................                     11,472,267
   Unrealized appreciation (depreciation) of investments and foreign currency holdings:
      End of period .....................................................   (19,891,743)
      Beginning of period ...............................................    42,566,635
                                                                            -----------
        Change during period ............................................                    (62,458,378)
        Net realized and unrealized loss on investments .................                    (50,986,111)
                                                                                             -----------
        Decrease in Net Assets Resulting from Operations ................                   $(51,160,948)
                                                                                             ===========


    The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1994 and 1993


                                                                              1994              1993
                                                                          ------------      -----------


Net investment income (loss) ...........................................  $   (174,837)     $   115,528
Net realized gain from security transactions ...........................    11,472,267        1,901,654
Increase (decrease) in unrealized appreciation (depreciation) of
  investments and foreign currency holdings ............................   (62,458,378)      41,419,385
                                                                          ------------      -----------
    Net increase (decrease) in net assets resulting from operations ....   (51,160,948)      43,436,567
Distributions to shareholders from net investment income ...............        -               (69,304)
Distributions to shareholders from realized gains from
  security transactions (Note 1) .......................................   (11,472,267)      (2,230,343)
Distributions to shareholders in excess of realized gains
  from security transactions (Note 1) ..................................    (2,117,189)            -
Increase in net assets from
  capital share transactions (Note 3) ..................................   122,858,778      159,314,714
                                                                          ------------      -----------
        Net increase in net assets .....................................    58,108,374      200,451,634

Net Assets
Beginning of period ....................................................   230,472,815       30,021,181
                                                                          ------------      -----------
End of period ..........................................................  $288,581,189     $230,472,815
                                                                          ============     ============


   The Notes to Financial Statements are an integral part of these statements.



Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1994 and 1993

1.  Significant Accounting Policies
Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of the significant accounting policies followed in the preparation of its financial statements:


    Securities Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded, on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices. Short-term securities are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Dividends are recorded on the ex-dividend date. Interest income is accrued as earned.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1994 and 1993 (continued)

1.  Significant Accounting Policies (continued)
    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations.

    Distributions Effective January 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As of December 31, 1994, book and tax basis differences amounting to $132,316 have been reclassified from distributions in excess of net realized gains to additional paid-in capital. In addition $174,837 was reclassified from net investment loss to distributions in excess of net realized gains on investments. Distribution in excess of net realized gains reflect temporary book-tax differences arising from Internal Revenue Code ("IRC") Excise Tax distribution requirements and associated post-October loss deferral provisions, which effectively allow the deferral of net realized capital losses to the next tax year.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

2.  Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1% of average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1994.

    The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Capital Stock
Transactions in capital stock were as follows:




                                                         Year ended                      Year ended
                                                      December 31, 1994              December 31, 1993
                                                  --------------------------      --------------------------
                                                    Shares         Amount           Shares         Amount
                                                  ----------    ------------      ----------    ------------

Shares sold ...................................   39,085,412    $521,337,885      15,866,918    $190,973,353
                                                  ----------    ------------      ----------    ------------
Shares issued on reinvestment of dividends ....    1,084,862      12,465,043         150,584       2,039,760
                                                  ----------    ------------      ----------    ------------
 ..............................................   40,170,274     533,802,928      16,017,502     193,013,113
Shares redeemed ...............................  (31,509,363)   (410,944,150)     (2,980,215)    (33,698,399)
                                                  ----------    ------------      ----------    ------------
Net increase ..................................    8,660,911    $122,858,778      13,037,28     $159,314,714
                                                  ==========    ============      =========     ============



Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1994 and 1993 (continued)

4.  Purchases and Sales of Investment Securities
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1994, excluding short-term securities, were $246,415,216 and $210,947,635, respectively.

At December 31, 1994 aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $22,572,033 and aggregate gross unrealized depreciation for which there is an excess of tax cost over value amounted to $42,463,776.

5. Investment Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts.



Lexington Worldwide Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding  throughout the period:1


                                                                      Year ended December 31,
                                                      -------------------------------------------------------
                                                        1994        1993       1992         1991        1990
                                                       ------      ------     ------       ------      ------


Net asset value, beginning of period ...........       $13.96      $ 8.66     $ 9.03       $ 8.56      $10.79
                                                       ------      ------     ------       ------      ------

Income (loss) from investment operations:
  Net Investment income (loss) .................        (.01)         .05        .07          .09         .25
  Net realized and unrealized gain
    (loss) on investments ......................       (1.92)        5.43        .27         1.97       (1.81)
                                                       ------      ------     ------       ------      ------
Total income (loss) from investment operations .       (1.93)        5.48        .34         2.06       (1.56)
                                                       ------      ------     ------       ------      ------

Less distributions:
  Dividends from net investment income .........          -          (.01)      (.11)        (.11)       (.24)
  Distributions from capital gains .............        (.47)        (.17)      (.60)       (1.48)       (.43)
  Distributions in excess of capital gains
    (Temporary book-tax difference) ............        (.09)        -           -            -           -
                                                       ------      ------     ------       ------      ------
Total distributions ............................        (.56)        (.18)       (.71)      (1.59)       (.67)
                                                       ------      ------     ------       ------      ------
Net asset value, end of period .................      $11.47       $13.96      $ 8.66      $ 9.03      $ 8.56
                                                      ======       ======      ======      ======      ======
Total return ...................................      (13.81%)      63.37%       3.77%      24.19%     (14.44%)

Ratio to average net assets:
  Expenses .....................................        1.65%        1.64%       1.89%       1.97%       1.42%
  Net investment income ........................        (.06%)        .21%        .75%        .79%       2.52%
Portfolio turnover                                     79.56%       38.35%      91.27%     112.03%      52.48%
Net assets at end of period (000's omitted) ....    $288,581     $230,473     $30,021     $25,060     $22,192

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1Effective June 17, 1991 the Fund changed its name and investment objective from
Lexington Growth Fund, Inc. to Lexington Worldwide Emerging Markets Fund, Inc.


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